Exhibit 99.1

Sysco Corporation Announces Cash Tender Offer to Purchase Outstanding Senior Notes and Debentures

Offer to Purchase Up to the Tender Caps and Subject to the Priorities Set Forth Below of Outstanding 7.160% Debentures due 2027, 6.500% Debentures due 2028, 6.625% Senior Notes due 2039, 5.950% Senior Notes due 2030, 6.600% Senior Notes due 2040 and 6.600% Senior Notes due 2050

HOUSTON (May 20, 2021) (GLOBE NEWSWIRE) – Sysco Corporation (NYSE: SYY) (“Sysco,” the “Company,” “we,” “our” or similar terms) today announced the commencement of a cash tender offer to purchase its 7.160% Debentures due 2027 (the “7.160% Debentures”), 6.500% Debentures due 2028 (the “6.500% Debentures”), 6.625% Senior Notes due 2039 (the “6.625% Senior Notes”), 5.950% Senior Notes due 2030 (the “5.950% Senior Notes”), 6.600% Senior Notes due 2040 (the “6.600% Senior Notes due 2040”) and 6.600% Senior Notes due 2050 (the “6.600% Senior Notes due 2050” and together with the 7.160% Debentures, the 6.500% Debentures, the 6.625% Senior Notes, the 5.950% Senior Notes and the 6.600% Senior Notes due 2040, the “Securities,” and each, a “series” of Securities). The maximum amount of Securities that will be purchased in the Offer (defined below) will be a combined aggregate principal amount of Securities that could be purchased for a combined aggregate purchase price, determined in accordance with the procedures set forth in the Offer to Purchase (as defined below) and excluding Accrued Interest (defined below), of $750,000,000 (subject to increase, in our sole discretion, the “Total Tender Cap”), subject to the terms and conditions set forth in the Offer to Purchase. Further, the maximum amount of 5.950% Senior Notes that will be purchased in the Offer will be $250,000,000 aggregate principal amount of 5.950% Senior Notes (subject to increase, in our sole discretion, the “Tender SubCap” and together with the Total Tender Cap, the “Tender Caps”), subject to the terms and conditions set forth in the Offer to Purchase. As used herein, the term “Offer” means the offer by Sysco to purchase for cash the Securities on the terms and subject to the conditions set forth in the Offer to Purchase.

Title of Security	CUSIP Number	Principal Amount Outstanding	Tender SubCap (principal amount)	Acceptance Priority Level	Fixed Spread (basis points)	UST Reference Security	Bloomberg Reference Page
7.160% Debentures due 2027	871829 AD9	$44,276,000	N/A	1	+ 115 bps	0.750% due April 30, 2026	PX1
6.500% Debentures due 2028	871829 AF4	$163,054,000	N/A	1	+ 65 bps	1.625% due May 15, 2031	PX1
6.625% Senior Notes due 2039	871829 AN7	$203,007,000	N/A	1	+ 105 bps	1.875% due February 15, 2041	PX1

5.950% Senior Notes due 2030*	871829 BL0	$1,250,000,000	$250,000,000	2	+ 70 bps	1.625% due May 15, 2031	PX1
6.600% Senior Notes due 2040*	871829 BM8	$750,000,000	N/A	3	+ 105 bps	1.875% due February 15, 2041	PX1
6.600% Senior Notes due 2050*	871829 BN6	$1,250,000,000	N/A	4	+ 127 bps	1.875% due February 15, 2051	PX1

*	Denotes Securities for which the Full Tender Offer Consideration (defined below) will be calculated using a yield to the par call date of such Securities.

The Offer will expire at 11:59 p.m., New York City time, on June 17, 2021, unless extended or earlier terminated by Sysco with respect to any or all series of Securities (such date and time, as the same may be extended, the “Expiration Time”). Holders must validly tender and not validly withdraw their Securities at or prior to 5:00 p.m., New York City time, on June 3, 2021, unless extended by Sysco with respect to any or all series of Securities (such date and time, as the same may be extended with regard to any or all series of Securities, the “Early Tender Time”) in order to be eligible to receive the Full Tender Offer Consideration, which includes an early tender payment of $50 per $1,000 principal amount of Securities (the “Early Tender Payment”). Holders that validly tender their Securities after the Early Tender Time and at or prior to the Expiration Time will not be eligible to receive the Early Tender Payment and will be eligible to receive only the Full Tender Offer Consideration minus the Early Tender Payment. In each case, Holders that validly tender Securities that are accepted for purchase by Sysco will receive accrued and unpaid interest from, and including, the last interest payment date for such Securities to, but not including, the Settlement Date (as defined below) for such Securities, in each case rounded to the nearest cent (“Accrued Interest”). Securities validly tendered may be withdrawn at any time on or prior to 5:00 p.m., New York City time, on June 3, 2021, with respect to any or all series of Securities, unless extended by Sysco, but not thereafter. The Depository Trust Company and any broker, dealer, commercial bank, trust company or other nominee that holds the Securities may have earlier deadlines for tendering Securities pursuant to the Offer than the Early Tender Time or the Expiration Time.

The terms and conditions of the Offer are described in the offer to purchase, dated May 20, 2021 (the “Offer to Purchase”).

Tendered Securities will be accepted in the order of the acceptance priority level for such series (in numerical priority order) as set forth in the table above, with 1 being the highest acceptance priority level, and based on whether the Securities are tendered at or before the Early Tender Time or after the Early Tender Time, as described in the Offer to Purchase. Notwithstanding the acceptance priority level, if any Securities are purchased in the Offer, Securities tendered at or prior to the Early Tender Time will be accepted for purchase in priority to Securities tendered after the Early Tender Time and at or prior to the Expiration Time, subject to the Tender SubCap in the case of the 5.950% Senior Notes. Accordingly, if the Total Tender Cap is reached in respect of tenders made at or prior to the Early Tender Time (excluding tenders of 5.950% Senior Notes in a principal amount in excess of the Tender SubCap), no Securities of any series tendered after the Early Tender Time (regardless of acceptance priority level) will be accepted for purchase, unless we increase the Total Tender Cap. In addition, if the Tender SubCap is reached in respect of tenders of 5.950% Senior Notes made at or prior to the Early Tender Time, no 5.950% Senior Notes tendered after the Early Tender Time will be accepted for purchase, unless we increase the Tender SubCap. Under certain circumstances, Sysco will accept tendered Securities of one or more of the series on a prorated basis as further described in the Offer to Purchase. Sysco reserves the right, but is not obligated, to increase the Total Tender Cap or the Tender SubCap. Accordingly, Holders should not tender any Securities that they do not wish to be accepted for purchase.

The Offer is subject to the satisfaction or waiver of certain conditions as specified in the Offer to Purchase. Under these conditions and as more fully described in the Offer to Purchase, Sysco expressly reserves its right, but is not obligated, with respect to any or all series of Securities, to extend the Offer at any time and may amend or terminate the Offer if, before such time as any Securities have been accepted for purchase pursuant to the Offer, any condition of the Offer is not satisfied or, where applicable, waived. The Offer is not conditioned on a minimum principal amount of Securities of all series or of any one series being tendered.

The “Full Tender Offer Consideration” payable for the Securities will be a price per $1,000 principal amount of the Securities equal to an amount that would reflect, as of the date of purchase, a yield to the maturity date or par call date, as applicable, of the applicable series of Securities (which is April 15, 2027 for the 7.160% Debentures, August 1, 2028 for the 6.500% Debentures, March 17, 2039 for the 6.625% Senior Notes, January 1, 2030 for the 5.950% Senior Notes, October 1, 2039 for the 6.600% Senior Notes due 2040 and October 1, 2049 for the 6.600% Senior Notes due 2050) equal to the sum of (i) the Reference Yield for the applicable series of Securities, plus (ii) the applicable Fixed Spread. The Early Tender Payment is included in the amount of Full Tender Offer Consideration. See Schedule A to the Offer to Purchase for the formula to be used in determining the Full Tender Offer Consideration for the Securities.

If the Tender Caps are reached in respect of tenders made at or prior to the Early Tender Time, Securities validly tendered at or prior to the Early Tender Time will be subject to acceptance on a prorated basis. If the Tender Caps are not reached in respect of tenders made at or prior to the Early Tender Time, but are reached in respect of tenders made at or prior to the Expiration Time, Securities validly tendered after the Early Tender Time and at or prior to the Expiration Time will be subject to acceptance on a prorated basis.

Sysco may elect, but it is not obligated, following the Early Tender Time and prior to the Expiration Time, to accept, subject to the Tender Caps and the applicable priority and proration requirements, Securities validly tendered at or prior to the Early Tender Time, provided that all conditions to the Offer have been satisfied or waived by Sysco. Sysco may then settle such Securities at such time or promptly thereafter (such date of settlement, which is expected to be June 7, 2021 and is subject to change without notice, the “Early Settlement Date”). The “Final Settlement Date” is the date that Sysco settles all Securities accepted for purchase and not previously settled on the Early Settlement Date, if any, and Sysco expects such date to be one business day following the Expiration Time. Sysco refers to each of the Early Settlement Date and the Final Settlement Date as a “Settlement Date.”

Capitalized terms used in this press release and not defined herein have the meanings given to them in the Offer to Purchase.

BofA Securities, Inc., TD Securities (USA) LLC and Deutsche Bank Securities Inc. are acting as lead dealer managers for the Offer. For additional information regarding the terms of the Offer, please contact: BofA Securities, Inc. toll-free at (888) 292-0070 or collect at (980) 387-3907, TD Securities (USA) LLC toll-free at (866) 584-2096 or collect at (212) 827-7795 or Deutsche Bank Securities Inc. toll-free at (866) 627-0391 or collect at (212) 250-2955. Requests for the Offer to Purchase may be directed to D. F. King & Co., Inc., which is acting as the Tender Agent and Information Agent for the Offer, at (866) 796-7182 (toll-free), or by email at syy@dfking.com.

THIS PRESS RELEASE IS FOR INFORMATIONAL PURPOSES ONLY AND IS NOT AN OFFER OR SOLICITATION TO PURCHASE SECURITIES. THE OFFER IS BEING MADE SOLELY PURSUANT TO THE OFFER TO PURCHASE, WHICH SET FORTH THE COMPLETE TERMS OF THE OFFER AND SHOULD BE READ CAREFULLY PRIOR TO MAKING ANY DECISION WITH RESPECT TO THE OFFER.

NONE OF SYSCO, THE BOARD OF DIRECTORS OF SYSCO, THE DEALER MANAGERS, THE TENDER AGENT, THE INFORMATION AGENT, THE APPLICABLE TRUSTEE UNDER THE INDENTURE GOVERNING THE SECURITIES OR ANY OF THEIR RESPECTIVE AFFILIATES MAKES ANY RECOMMENDATION AS TO WHETHER HOLDERS SHOULD TENDER SECURITIES PURSUANT TO THE OFFER.

THE OFFER TO PURCHASE DOES NOT CONSTITUTE AN OFFER OR SOLICITATION TO PURCHASE SECURITIES IN ANY JURISDICTION IN WHICH, OR TO OR FROM ANY PERSON TO OR FROM WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION UNDER APPLICABLE SECURITIES OR BLUE SKY LAWS. IN ANY JURISDICTION IN WHICH THE SECURITIES, BLUE SKY OR OTHER LAWS REQUIRE THE OFFER TO BE MADE BY A LICENSED BROKER OR DEALER, THE OFFER WILL BE DEEMED TO BE MADE ON BEHALF OF SYSCO BY A DEALER MANAGER, IF SUCH DEALER MANAGER IS A LICENSED BROKER OR DEALER UNDER THE LAWS OF SUCH JURISDICTION, OR BY ONE OR MORE REGISTERED BROKERS OR DEALERS THAT ARE LICENSED UNDER THE LAWS OF SUCH JURISDICTION.

About Sysco

Sysco is the global leader in selling, marketing and distributing food products to restaurants, healthcare and educational facilities, lodging establishments and other customers who prepare meals away from home. Its family of products also includes equipment and supplies for the foodservice and hospitality industries. With more than 57,000 associates, the company operates 326 distribution facilities worldwide and serves more than 625,000 customer locations. For fiscal 2020 that ended June 27, 2020, the company generated sales of more than $52 billion. Information about our CSR program, including Sysco’s 2020 Corporate Social Responsibility Report, can be found at sysco.com/csr2020report.

Forward-Looking Statements

Statements made in this news release that look forward in time or that express management’s beliefs, expectations or hopes are forward-looking statements. Such forward-looking statements reflect the views of management at the time such statements are made and are subject to a number of risks, uncertainties, estimates, and assumptions that may cause actual results to differ materially from current expectations. These statements include expectations regarding the completion and timing of the Offer. For a discussion of additional factors impacting Sysco’s business, see the Company’s Annual Report on Form 10-K for the year ended June 27, 2020, as filed with the Securities and Exchange Commission (the “SEC”), and the Company’s subsequent filings with the SEC. Sysco does not undertake to update its forward-looking statements, except as required by applicable law.

Media contact:

Shannon Mutschler

Senior Director, External Communications

Shannon.mutschler@sysco.com

T 281-584-5980